FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

NEONODE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Biblioteksgatan 11 S111 46 Stockholm, Sweden
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
+46 8 678 18 50 — Sweden
(925) 355-7700 — USA

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 9, 2007, Magnus Goertz, age 37, resigned as a member of the Company’s Board of Directors.

ITEM 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Letter of Magnus Goertz, Resignation from Board of Directors, dated October 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBE, INC.
Date: October 10, 2007	/s/ David W. Brunton
David W. Brunton
Chief Financial Officer, Vice President, Finance and Secretary
(Principal Financial and Accounting Officer)